UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDS, INC.

U.S. GOVERNMENT

SECURITIES FUND

CLASSIC SERIES   |   SEMI-ANNUAL REPORT   |   JUNE 30, 2005

NOT FDIC INSURED  •  NOT BANK GUARANTEED  •  MAY LOSE VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. The Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the reporting period, the fixed income market confounded many investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 2.25% and the yield on the 10-year Treasury was 4.24%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 3.92%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 2.51%.

Performance Review

For the six months ended June 30, 2005, Class A shares of the Smith Barney Funds, Inc. — U.S. Government Securities Fund, excluding sales charges, returned 1.86%. These shares outperformed the Lipper U.S. Mortgage Funds Category Average1 which increased 1.77% for the same time frame. The Fund’s unmanaged benchmark, the Lehman Brothers Mortgage-Backed Securities Index,v returned 2.15% for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 81 funds in the Fund’s Lipper category, and excluding sales charges.

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PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2005

(excluding sales charges)

(unaudited)

6 Months

U.S. Government Securities Fund — Class A Shares	1.86%

Lehman Brothers Mortgage-Backed Securities Index	2.15%

Lipper U.S. Mortgage Funds Category Average	1.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.53%, Class C shares returned 1.38%, and Class Y shares returned 1.96% over the six months ended June 30, 2005.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

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Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 2, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, bond and mortgage-related securities are subject to interest rate, credit and market risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Payments of principal and interest on mortgage-backed securities are guaranteed solely by the issuer and not guaranteed by the U.S. government. Please note that the Fund’s shares are not guaranteed by the U.S. government or its agencies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
[v]	The Lehman Brothers Mortgage-Backed Securities Index is composed of about 600 15-year to 30-year fixed rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Corporation.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.86%	$1,000.00	$1,018.60	0.72%	$3.60

Class B	1.53	1,000.00	1,015.30	1.40	7.00

Class C	1.38	1,000.00	1,013.80	1.56	7.79

Class Y	1.96	1,000.00	1,019.60	0.49	2.45

(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value and does not reflect applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,021.22	0.72%	$3.61

Class B	5.00	1,000.00	1,017.85	1.40	7.00

Class C	5.00	1,000.00	1,017.06	1.56	7.80

Class Y	5.00	1,000.00	1,022.36	0.49	2.46

(1)	For the six months ended June 30, 2005.
(2)	Expenses (net of expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Schedule of Investments (unaudited)	June 30, 2005

FACE AMOUNT	SECURITY	VALUE
ASSET-BACKED SECURITIES — 1.4% (a)
Home Equity — 1.4%
$ 2,817,555	Renaissance Home Equity Loan Trust, Series 2003-3, Class A, 3.814% due 12/25/33	$2,834,408
1,470,571	Saxon Asset Securities Trust, Series 2004-3, Class A2, 3.494% due 12/26/34	1,472,265
1,315,134	Structured Asset Investment Loan Trust, Series 2003-BC1, Class A2, 3.654% due 1/25/33	1,318,657

	TOTAL ASSET-BACKED SECURITIES (Cost — $5,612,415)	5,625,330

MORTGAGE-BACKED SECURITIES — 86.3%
FHLMC — 33.5%
	Federal Home Loan Mortgage Corp. (FHLMC):
1,426,558	6.194% due 2/1/32 (a)	1,471,449
1,972,001	5.676% due 5/1/32 (a)	2,016,945
	Gold:
977,016	7.000% due 11/1/15-2/1/16	1,022,965
2,755,458	6.500% due 6/1/16-1/1/32	2,864,525
11,251,033	6.000% due 3/1/17-3/1/33	11,579,413
50,000,000	5.500% due 7/1/20-7/1/35 (b)(c)	50,983,424
14,400,000	5.000% due 7/1/35-8/1/35 (b)(c)	14,388,746
24,000,000	6.000% due 7/1/35 (b)(c)	24,615,000
23,000,000	6.500% due 7/1/35 (b)(c)	23,812,176

	TOTAL FHLMC	132,754,643

FNMA — 39.6%
	Federal National Mortgage Association (FNMA):
223,121	6.500% due 7/1/16-5/1/32	232,008
19,074,887	5.500% due 11/1/16-8/1/33	19,376,914
8,780,015	6.000% due 5/1/17-7/1/32	9,038,779
13,000,000	4.500% due 7/1/20 (b)(c)	12,943,125
27,000,000	5.500% due 7/1/20-7/1/35 (b)(c)	27,563,430
4,879,634	7.000% due 4/1/26-6/1/32	5,151,385
1,680,739	5.516% due 6/1/32 (a)	1,714,958
6,472,227	6.500% due 12/1/32 (d)	6,711,404
37,456,829	5.000% due 3/1/34 (d)	37,521,100
9,407,095	5.000% due 3/1/34	9,423,237
4,000,000	5.000% due 7/1/35 (b)(c)	4,001,248
22,400,000	6.000% due 7/1/35 (b)(c)	22,966,989

	TOTAL FNMA	156,644,577

GNMA — 13.2%
	Government National Mortgage Association (GNMA):
3,061,455	7.000% due 1/15/29-11/15/31	3,244,066
885,336	7.500% due 1/15/30-10/15/31	949,112

See Notes to Financial Statements.

7        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	SECURITY	VALUE
GNMA — 13.2% (continued)
$ 7,569,242	6.500% due 10/15/31-10/15/32	$7,916,428
5,757,509	6.000% due 11/15/32 (d)	5,947,032
23,835,823	5.000% due 5/15/33	24,058,962
10,000,000	5.500% due 7/1/35 (b)(c)	10,212,500

	TOTAL GNMA	52,328,100

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $340,224,585)	341,727,320

COLLATERALIZED MORTGAGE OBLIGATIONS — 17.6%
1,782,650	Bear Stearns Alternate A Trust, Series 2003-4, Class 2A1, 3.634% due 2/25/34 (a)	1,783,731
	Countrywide Home Loans:
1,761,262	Series 2003-HYB1, Class 1A1, 3.774% due 5/19/33 (a)	1,743,179
4,152,913	Series 2003-J10, Class 1A2, 5.250% due 11/25/33	4,201,586
	Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass Through Securities:
6,359,351	Series T-51, Class 1A, 6.500% due 9/25/43 (a)(d)	6,575,970
2,000,000	Series T-56, Class A3B, 4.406% due 8/25/39	1,996,562
	Federal National Mortgage Association (FNMA):
2,763,862	Grantor Trust, Series 2002-T12, Class A5, 4.561% due 10/25/41 (a)	2,872,341
3,634,560	Series 2003-W12, Class 2A3, 2.420% due 6/25/43	3,611,913
	Whole Loan:
12,500,000	Series 2003-W6, Class 1A31, 4.243% due 10/25/42 (d)	12,476,021
5,000,000	Series 2003-W12, Class 2A4, 3.350% due 6/25/43	4,908,301
3,484,960	Series 2003-W14, Class 2A, 4.313% due 1/25/43 (a)	3,568,686
2,704,317	Series 2003-W15, Class 3A, 4.303% due 12/25/42 (a)	2,773,663
1,966,476	Series 2003-W19, Class 2A, 4.199% due 6/25/33 (a)	2,023,606
5,250,703	Series 2004-W1, Class 3A, 4.233% due 1/25/43 (a)	5,535,587
3,102,374	IMPAC Secured Assets Corp., Series 2004-3, Class 1A4, 3.714% due 11/25/34 (a)	3,113,040
	Structured Adjustable Rate Mortgage Loan:
1,829,795	Series 2004-17, Class A1, 3.616% due 11/25/34 (a)	1,828,759
5,201,455	Series 2005-2, Class A2, 3.564% due 2/25/35 (a)	5,201,455
	Washington Mutual Mortgage Pass-Through Certificates:
4,296,429	Series 2003-AR10, Class A3B, 3.890% due 10/25/33 (a)	4,283,479
1,107,692	Whole Loan, Series 2003-AR5, Class A7, 4.208% due 6/25/33 (a)	1,108,729

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $70,316,849)	69,606,608

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.4%
U.S. Government Agency Obligation — 1.2%
4,600,000	Federal Home Loan Bank (FHLB), 5.125% due 3/6/06	4,643,452

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	SECURITY	VALUE
U.S. Government Obligations — 3.2%
	U.S. Treasury Notes:
$ 3,000,000	4.000% due 6/15/09	$3,033,282
8,400,000	3.375% due 10/15/09	8,284,508
1,500,000	4.250% due 8/15/13	1,537,970

	Total U.S. Government Obligations	12,855,760

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $17,399,213)	17,499,212

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $433,553,062)	434,458,470

SHORT-TERM INVESTMENT — 39.0%
Repurchase Agreement — 39.0%
154,698,000	Interest in $1,009,251,000 joint tri-party repurchase agreement dated 6/30/05 with Bank of America, Inc., 3.350% due 7/1/05, Proceeds at maturity — $154,712,396 (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 7/15/05 to 2/26/24; Market value — $157,792,068) (Cost — $154,698,000) (d)	154,698,000

	TOTAL INVESTMENTS — 148.7% (Cost — $588,251,062#)	589,156,470
	Liabilities In Excess of Other Assets — (48.7)%	(192,901,716)

	TOTAL NET ASSETS — 100.0%	$396,254,754

(a)	Variable rate securities. Rates disclosed are those which are in effect at June 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(b)	This security is traded on a “to-be-announced” basis.
(c)	All or a portion of this security is acquired under mortgage dollar roll agreement.
(d)	Security is segregated as collateral for mortgage dollar rolls.
#	Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

9        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:
Investments, at value (Cost — $433,553,062)	$434,458,470
Repurchase agreement, at value (Cost — $154,698,000)	154,698,000
Cash	219
Receivable for securities sold	7,184,141
Interest receivable	1,548,965
Receivable for Fund shares sold	236,751
Prepaid expenses	30,999

Total Assets	598,157,545

LIABILITIES:
Payable for securities purchased	198,809,240
Payable for Fund shares repurchased	2,453,928
Deferred dollar roll income	255,248
Management fee payable	147,698
Transfer agent fees payable	119,029
Distribution fees payable	50,108
Directors’ fees payable	3,103
Accrued expenses	64,437

Total Liabilities	201,902,791

Total Net Assets	$396,254,754

NET ASSETS:
Par value (Note 6)	$297,903
Paid-in capital in excess of par value	400,027,645
Overdistributed net investment income	(161,158)
Accumulated net realized loss on investments and futures contracts	(4,815,044)
Net unrealized appreciation of investments	905,408

Total Net Assets	$396,254,754

Shares Outstanding:
Class A	13,579,502

Class B	3,984,756

Class C	4,834,456

Class Y	7,391,611

Net Asset Value:
Class A (and redemption price)	$13.31

Class B *	$13.31

Class C *	$13.25

Class Y (and redemption price)	$13.31

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$13.94

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

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Statement of Operations (unaudited)

For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
Interest	$9,213,317

EXPENSES:
Management fee (Note 2)	887,971
Distribution fees (Notes 2 and 4)	655,513
Transfer agent fees (Notes 2 and 4)	200,825
Shareholder reports (Note 4)	31,483
Registration fees	20,822
Custody	19,536
Legal fees	14,519
Audit and tax	8,125
Insurance	3,007
Directors’ fees	2,378
Miscellaneous expenses	8,389

Total Expenses	1,852,568
Less: Distribution fees reimbursement (Note 4)	(87,704)

Net Expenses	1,764,864

Net Investment Income	7,448,453

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	792,568
Futures contracts	4,199

Net Realized Gain	796,767

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,233,963)
Futures contracts	(20,226)

Change in Net Unrealized Appreciation/Depreciation	(1,254,189)

Net Loss on Investments and Futures Contracts	(457,422)

Increase in Net Assets From Operations	$6,991,031

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)

and the Year Ended December 31, 2004

	2005	2004
OPERATIONS:
Net investment income	$7,448,453	$11,499,535
Net realized gain	796,767	1,571,409
Change in net unrealized appreciation/depreciation	(1,254,189)	(1,929,294)

Increase in Net Assets From Operations	6,991,031	11,141,650

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(8,346,854)	(12,554,071)

Decrease in Net Assets From Distributions to Shareholders	(8,346,854)	(12,554,071)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	43,027,703	150,388,620
Reinvestment of distributions	4,933,424	9,356,538
Cost of shares repurchased	(57,654,741)	(112,982,531)

Increase (Decrease) in Net Assets From Fund Share Transactions	(9,693,614)	46,762,627

Increase (Decrease) in Net Assets	(11,049,437)	45,350,206
NET ASSETS:
Beginning of period	407,304,191	361,953,985

End of period*	$396,254,754	$407,304,191

* Includes undistributed (overdistributed) net investment income of:	$(161,158)	$737,243

See Notes to Financial Statements.

12        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares	2005(1)(2)		2004		2003(1)		2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Period	$13.35		$13.39		$13.58		$13.21	$13.09	$12.67

Income (Loss) From Operations:
Net investment income	0.26		0.48		0.40		0.56	0.67 (3)	0.78
Net realized and unrealized gain (loss)	(0.01)		(0.01)		(0.07)		0.45	0.24 (3)	0.44

Total Income From Operations	0.25		0.47		0.33		1.01	0.91	1.22

Less Distributions From:
Net investment income	(0.29)		(0.51)		(0.49)		(0.64)	(0.79)	(0.80)
Return of capital	—		—		(0.03)		—	—	—

Total Distributions	(0.29)		(0.51)		(0.52)		(0.64)	(0.79)	(0.80)

Net Asset Value, End of Period	$13.31		$13.35		$13.39		$13.58	$13.21	$13.09

Total Return(4)	1.86%		3.58%		2.52%		7.78%	7.09%	9.93%

Net Assets, End of Period (millions)	$181		$195		$209		$234	$222	$225

Ratios to Average Net Assets:
Gross expenses	0.81	%(5)	0.84%		0.83%		0.84%	0.85%	0.85%
Net expenses	0.72	(5)(6)	0.83	(7)	0.83		0.84	0.85	0.85
Net investment income	3.95	(5)	3.59		2.91		4.15	5.04 (3)	6.19

Portfolio Turnover Rate	79	%(8)	23	%(8)	69	%(8)	418%	284%	214%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.69, $0.22 and 5.16%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The distributor reimbursed a portion of its distribution fees.
(7)	The investment manager has voluntarily waived a portion of its fees.
(8)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 310%, 523% and 427% for the six months ended June 30, 2005, and years ended December 31, 2004 and December 31, 2003, respectively.

See Notes to Financial Statements.

13        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares	2005(1)(2)		2004		2003(1)		2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Period	$13.36		$13.41		$13.60		$13.23	$13.11	$12.69

Income (Loss) From Operations:
Net investment income	0.22		0.41		0.33		0.50	0.58 (3)	0.72
Net realized and unrealized gain (loss)	(0.02)		(0.01)		(0.06)		0.44	0.26 (3)	0.43

Total Income From Operations	0.20		0.40		0.27		0.94	0.84	1.15

Less Distributions From:
Net investment income	(0.25)		(0.45)		(0.43)		(0.57)	(0.72)	(0.73)
Return of capital	—		—		(0.03)		—	—	—

Total Distributions	(0.25)		(0.45)		(0.46)		(0.57)	(0.72)	(0.73)

Net Asset Value, End of Period	$13.31		$13.36		$13.41		$13.60	$13.23	$13.11

Total Return(4)	1.53%		3.02%		2.04%		7.25%	6.55%	9.36%

Net Assets, End of Period (millions)	$53		$57		$71		$75	$45	$15

Ratios to Average Net Assets:
Gross expenses	1.40	%(5)	1.34%		1.31%		1.32%	1.34%	1.37%
Net expenses	1.40	(5)	1.33	(6)	1.31		1.32	1.34	1.37
Net investment income	3.26	(5)	3.09		2.42		3.68	4.32 (3)	5.69

Portfolio Turnover Rate	79	%(7)	23	%(7)	69	%(7)	418%	284%	214%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.59, $0.25 and 4.45%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager has voluntarily waived a portion of its fees.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 310%, 523% and 427% for the six months ended June 30, 2005, and years ended December 31, 2004 and December 31, 2003, respectively.

See Notes to Financial Statements.

14        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2005(2)(3)		2004		2003(2)		2002(2)	2001(2)	2000(2)
Net Asset Value, Beginning of Period	$13.31		$13.37		$13.58		$13.22	$13.10	$12.67

Income (Loss) From Operations:
Net investment income	0.20		0.37		0.30		0.48	0.59 (4)	0.72
Net realized and unrealized gain (loss)	(0.02)		(0.00	)(5)	(0.06)		0.45	0.25 (4)	0.44

Total Income From Operations	0.18		0.37		0.24		0.93	0.84	1.16

Less Distributions From:
Net investment income	(0.24)		(0.43)		(0.42)		(0.57)	(0.72)	(0.73)
Return of capital	—		—		(0.03)		—	—	—

Total Distributions	(0.24)		(0.43)		(0.45)		(0.57)	(0.72)	(0.73)

Net Asset Value, End of Period	$13.25		$13.31		$13.37		$13.58	$13.22	$13.10

Total Return(6)	1.38%		2.82%		1.83%		7.17%	6.56%	9.45%

Net Assets, End of Period (millions)	$64		$63		$61		$56	$31	$15

Ratios to Average Net Assets:
Gross expenses	1.56	%(7)	1.60%		1.51%		1.43%	1.32%	1.32%
Net expenses	1.56	(7)	1.58	(8)	1.51		1.43	1.32	1.32
Net investment income	3.11	(7)	2.84		2.24		3.58	4.44 (4)	5.73

Portfolio Turnover Rate	79	%(9)	23	%(9)	69	%(9)	418%	284%	214%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the six months ended June 30, 2005 (unaudited).
(4)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.61, $0.23 and 4.57%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(5)	Amount represents less than $0.01 per share.
(6)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(7)	Annualized.
(8)	The investment manager has voluntarily waived a portion of its fees.
(9)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 310%, 523% and 427% for the six months ended June 30, 2005, and years ended December 31, 2004 and December 31, 2003, respectively.

See Notes to Financial Statements.

15        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares	2005(1)(2)		2004		2003(1)		2002(1)	2001(1)	2000(1)
Net Asset Value, Beginning of Period	$13.36		$13.41		$13.59		$13.22	$13.10	$12.68

Income (Loss) From Operations:
Net investment income	0.28		0.57		0.44		0.60	0.70 (3)	0.83
Net realized and unrealized gain (loss)	(0.02)		(0.06)		(0.05)		0.44	0.25 (3)	0.43

Total Income From Operations	0.26		0.51		0.39		1.04	0.95	1.26

Less Distributions From:
Net investment income	(0.31)		(0.56)		(0.54)		(0.67)	(0.83)	(0.84)
Return of capital	—		—		(0.03)		—	—	—

Total Distributions	(0.31)		(0.56)		(0.57)		(0.67)	(0.83)	(0.84)

Net Asset Value, End of Period	$13.31		$13.36		$13.41		$13.59	$13.22	$13.10

Total Return(4)	1.96%		3.85%		2.91%		8.06%	7.41%	10.29%

Net Assets, End of Period (millions)	$98		$92		$21		$2	$2	$2

Ratios to Average Net Assets:
Gross expenses	0.49	%(5)	0.51%		0.48%		0.54%	0.55%	0.56%
Net expenses	0.49	(5)	0.50	(6)	0.48		0.54	0.55	0.56
Net investment income	4.19	(5)	3.86		3.27		4.47	5.29 (3)	6.49

Portfolio Turnover Rate	79	%(7)	23	%(7)	69	%(7)	418%	284%	214%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.72, $0.23 and 5.41%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager has voluntarily waived a portion of its fees.
(7)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 310%, 523% and 427% for the six months ended June 30, 2005, and years ended December 31, 2004 and December 31, 2003, respectively.

See Notes to Financial Statements.

16        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The U.S. Government Securities Fund (“Fund”), a separate diversified investment fund of Smith Barney Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

17       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risk may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is

18       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

19       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee which is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Annual Rate
Average Daily Net Assets
First $200 million	0.500%
Over $200 million	0.400

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended June 30, 2005, the Fund paid transfer agent fees of $96,826 to CTB. In addition, for the six months ended June 30, 2005, the Fund also paid $17,210 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50 % the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to

20       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2005, CGM received sales charges of approximately $54,000 on sales of the Fund’s Class A shares.

In addition, for the six months ended June 30, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C
CDSCs	$1,000	$90,000	$1,000

All officers and one director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government and Agency Obligations
Purchases	$2,226,899	$365,733,506

Sales	20,513,416	325,169,413

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,776,328
Gross unrealized depreciation	(1,870,920)

Net unrealized appreciation	$905,408

During the six months ended June 30, 2005, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,006,145,992. For the six months ended June 30, 2005, the Fund recorded interest income of $1,825,326 related to such transactions. At June 30, 2005, the Fund had outstanding mortgage dollar rolls with a total cost of $198,809,239.

21       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Class Specific Expenses

Pursuant to a Distribution Plan (the “Plan”), the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended June 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$231,331	$205,018	$219,164

During the six months ended June 30, 2005, CGM reimbursed a portion of its distribution fees in the amount of $87,704 which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan.

For the six months ended June 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$55,257	$38,613	$106,855	$100

For the six months ended June 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$14,366	$6,734	$9,979	$404

5.	Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$4,000,936	$7,606,718
Class B	1,040,343	2,104,207
Class C	1,150,943	1,971,319
Class Y	2,154,632	871,827

Total	$8,346,854	$12,554,071

22       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

6.	Capital Shares

At June 30, 2005, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,209,878	$16,102,509	2,779,924	$37,060,037
Shares issued on reinvestment	231,013	3,068,434	431,433	5,756,732
Shares repurchased	(2,478,877)	(33,001,921)	(4,222,757)	(56,267,050)

Net Decrease	(1,037,986)	$(13,830,978)	(1,011,400)	$(13,450,281)

Class B
Shares sold	170,991	$2,276,283	292,767	$3,917,091
Shares issued on reinvestment	63,481	843,725	125,976	1,683,415
Shares repurchased	(537,924)	(7,165,121)	(1,419,108)	(18,964,199)

Net Decrease	(303,452)	$(4,045,113)	(1,000,365)	$(13,363,693)

Class C*
Shares sold	916,968	$12,146,677	1,794,153	$23,917,582
Shares issued on reinvestment	77,148	1,020,778	127,145	1,692,384
Shares repurchased	(899,675)	(11,923,149)	(1,757,650)	(23,443,136)

Net Increase	94,441	$1,244,306	163,648	$2,166,830

Class Y
Shares sold	937,730	$12,502,234	6,378,861	$85,493,910
Shares issued on reinvestment	37	487	16,766	224,007
Shares repurchased	(417,273)	(5,564,550)	(1,065,379)	(14,308,146)

Net Increase	520,494	$6,938,171	5,330,248	$71,409,771

*	As of April 29, 2004, Class L shares were renamed Class C shares.

7.	Capital Loss Carryforward

On December 31, 2004, the Fund had a net capital loss carryforward of approximately $5,591,585 of which $4,393,953 expires in 2008, $777,138 expires in 2011 and $420,494 expires in 2012. This amount will be available to offset any future taxable capital gains.

23       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has

24       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by

25       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

26       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

27       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement

Background

The members of the Board of Smith Barney Funds, Inc. — Smith Barney U.S. Government Securities Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”)]. The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement.

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the

28       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees,

29       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “US mortgage funds” by Lipper, showed that the Fund’s performance for all of the time periods presented was within the median range. The Board noted that in July 2002 there had been a change in the portfolio management team managing the Fund’s portfolio and took into account reports throughout the year explaining improving shorter term results. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

30       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 6 retail front-end load funds (including the Fund) classified as “US mortgage funds” and 6 retail front-end funds classified as “GNMA funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

31       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

32       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement [and the Sub-Advisory Agreement[s]] in a private session with their independent legal counsel at which no representatives of the Manager were present.

33       Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

SMITH BARNEY

FUNDS, INC.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA

Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President
and Chief Administrative
Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Mark Lindbloom

Vice President and

Investment Officer

Francis Mustaro

Vice President and

Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money

Laundering Compliance

Officer and Chief

Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Funds, Inc.

U.S. Government

Securities Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. — U.S. Government Securities Fund, but it may also be used as sales literature.

U.S. GOVERNMENT SECURITIES FUND

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD00631 8/05	05-8942

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc.

Date: September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc.

Date: September 7, 2005

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Funds, Inc.

Date: September 7, 2005